UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  May 25, 2004


     NOMURA ASSET ACCEPTANCE CORPORATION, (as depositor under a Pooling and Servicing Agreement, dated as of February 1, 2004, providing for the issuance of Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2004-AP1 Mortgage Pass-Through Certificates, Series 2004-AP1)


                      NOMURA ASSET ACCEPTANCE CORPORATION
             (Exact name of registrant as specified in its charter)

         Delaware                 333-109614-01                13-3672336
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

 2 World Financial Center
 Building B, 21st Floor
 New York, NY                                                    10281
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code : (212) 667-9300

                                      N/A
         (Former name or former address, if changed since last report.)

Item 5.    Other Events.

     This report and exhibit is being filed pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2004, among Nomura Asset Acceptance Corporation, as depositor, Nomura Credit & Capital, Inc., as seller, Option One Mortgage Corporation, as servicer, GMAC Mortgage Corporation, as servicer, and JPMorgan Chase Bank, as trustee and custodian.

     On May 25, 2004 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on May 25, 2004 as Exhibit 99.1.

NOMURA ASSET ACCEPTANCE CORPORATION
Alternative Loan Trust, Series 2004-AP1
Mortgage Pass-Through Certificates, Series  2004-AP1
----------------------------------------------------------------------------


SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee and Custodian under the Agreement referred to herein


Date:  May 27, 2004              By:   /s/  Mary R. Fonti
                                  ---------------------------------------
                                      Mary R. Fonti
                                      Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Monthly Statement to Certificateholders on
                         May 25, 2004

Exhibit 99.1

Monthly Certificateholder Statement on May 25, 2004





        NOMURA ASSET ACCEPTANCE CORP., ALTERNATIVE LOAN TRUST, SERIES 2004-AP1
                        STATEMENT TO CERTIFICATEHOLDERS
                                 May 25, 2004

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
           ORIGINAL         BEGINNING                                                                                   ENDING
               FACE         PRINCIPAL                                                      REALIZED     DEFERRED      PRINCIPAL
CLASS         VALUE          BALANCE          PRINCIPAL        INTEREST        TOTAL         LOSSES       INTEREST      BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1         84,621,000.00   76,873,781.49   7,687,230.49     80,503.93    7,767,734.42       0.00         0.00       69,186,551.00
A2         23,255,000.00   23,255,000.00           0.00     62,749.74       62,749.74       0.00         0.00       23,255,000.00
A3         43,841,000.00   43,841,000.00           0.00    138,537.56      138,537.56       0.00         0.00       43,841,000.00
A4A        10,000,000.00   10,000,000.00           0.00     43,116.67       43,116.67       0.00         0.00       10,000,000.00
A4B        19,884,000.00   19,884,000.00           0.00     96,719.09       96,719.09       0.00         0.00       19,884,000.00
A5         20,359,000.00   20,359,000.00           0.00     98,452.73       98,452.73       0.00         0.00       20,359,000.00
A6         24,000,000.00   24,000,000.00           0.00     96,400.00       96,400.00       0.00         0.00       24,000,000.00
M1          6,000,000.00    6,000,000.00           0.00     26,390.00       26,390.00       0.00         0.00        6,000,000.00
M2          4,560,000.00    4,560,000.00           0.00     21,485.20       21,485.20       0.00         0.00        4,560,000.00
M3          2,280,000.00    2,280,000.00           0.00     11,134.00       11,134.00       0.00         0.00        2,280,000.00
C           1,208,192.78    1,200,000.00           0.00    489,321.14      489,321.14       0.00         0.00        1,200,000.00
P                 100.00          100.00           0.00     19,792.57       19,792.57       0.00         0.00              100.00
R                   0.00            0.00           0.00          0.00            0.00       0.00         0.00                0.00
TOTALS    240,008,292.78  232,252,881.49   7,687,230.49  1,184,602.63    8,871,833.12       0.00         0.00      224,565,651.00

AIO        32,400,000.00   32,400,000.00           0.00    135,000.00      135,000.00          0.00         0.00    32,400,000.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE
----------------------------------------------------------------------------------------------------------------------------------

                       BEGINNING                                                           ENDING                 CURRENT
CLASS     CUSIP        PRINCIPAL       PRINCIPAL        INTEREST        TOTAL            PRINCIPAL       CLASS  PASS-THROUGH RATE
--------------------------------------------------------------------------------------------------------------------------------
A1      65535VCH9        908.44803878    90.84305893      0.95134695    91.79440588      817.60497985    A1         1.300000 %
A2      65535VCJ5      1,000.00000000     0.00000000      2.69833326     2.69833326    1,000.00000000    A2         3.238000 %
A3      65535VCK2      1,000.00000000     0.00000000      3.16000000     3.16000000    1,000.00000000    A3         3.792000 %
A4A     65535VCL0      1,000.00000000     0.00000000      4.31166700     4.31166700    1,000.00000000    A4A        5.174000 %
A4B     65535VCT3      1,000.00000000     0.00000000      4.86416667     4.86416667    1,000.00000000    A4B        5.837000 %
A5      65535VCM8      1,000.00000000     0.00000000      4.83583329     4.83583329    1,000.00000000    A5         5.803000 %
A6      65535VCN6      1,000.00000000     0.00000000      4.01666667     4.01666667    1,000.00000000    A6         4.820000 %
M1      65535VCQ9      1,000.00000000     0.00000000      4.39833333     4.39833333    1,000.00000000    M1         5.278000 %
M2      65535VCR7      1,000.00000000     0.00000000      4.71166667     4.71166667    1,000.00000000    M2         5.654000 %
M3      65535VCS5      1,000.00000000     0.00000000      4.88333333     4.88333333    1,000.00000000    M3         5.860000 %
C       N/A              993.21897951     0.00000000    405.00253610   405.00253610      993.21897951    C        489.321139 %
P       N/A            1,000.00000000     0.00000000            ####            ###    1,000.00000000    P          0.000000 %
TOTALS                   967.68690281    32.02902033      4.93567375    36.96469408      935.65788248

AIO     65535VCP1      1,000.00000000     0.00000000      4.16666667     4.16666667    1,000.00000000    AIO        5.000000 %
-----------------------------------------------------------------------------------------------------------------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Janet M. Russo
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10001
                              Tel: (212) 623-4508
                              Fax: (212) 623-5930
                          Email: janet.russo@chase.com


                           Principal Remittance Amount                                                         7,687,230.49
                           Scheduled Principal Payments                                                          244,039.99
                           Principal Prepayments                                                               7,431,025.16
                           Curtailments                                                                           12,129.71
                           Cutailment Interest Adjustments                                                            35.63
                           Repurchase Principal                                                                        0.00
                           Substitution Amounts                                                                        0.00
                           Net Liquidation Proceeds                                                                    0.00
                           Other Principal Adjustments                                                                 0.00

                           Extra Principal Distribution Amount                                                         0.00

                           Gross Interest                                                                      1,351,099.22

                           Recoveries from Prior Loss Determinations                                                   0.00
                           Reimbursements of Non-Recoverable Advances Previously Made                                  0.00
                           Recovery of Reimbursements Previously Deemed Non-Recoverable                                0.00

   Prepayment Penalties
                           Number of Loans with Respect to which Prepayment Penalties were Collected                     26
                           Balance of Loans with Respect to which Prepayment Penalties were Collected          7,439,066.17
                           Amount of Prepayment Penalties Collected                                               19,792.57

                           Beginning Number of Loans Outstanding                                                      1,115
                           Ending Number of Loans Outstanding                                                         1,089

                           Beginning Aggregate Loan Balance                                                  232,252,781.49
                           Ending Aggregate Loan Balance                                                     224,565,551.00

                           Servicing Fees                                                                         48,386.00

                           Credit Risk Manager Fees                                                                2,903.16

                           Current Advances                                                                            0.00
                           Aggregate Advances                                                                          0.00

                           Weighted Average Net Mortgage Rate                                                     6.71584 %

   NET WAC Reserve Fund Account

                           Beginning Balance                                                                       5,000.00
                           Additions to the NET WAC Reserve Fund                                                       0.00
                           Withdrawals from the NET WAC Reserve Fund                                                   0.00
                           Ending Balance                                                                          5,000.00

                           Delinquent Mortgage Loans
                                                  Group 1
                                                                                            Principal
                                                 Category              Number                Balance               Percentage
                                                 1 Month                         6             2,333,595.19                  1.04 %
                                                 2 Month                         1               384,555.88                  0.17 %
                                                 3 Month                         0                     0.00                  0.00 %
                                                  Total                          7             2,718,151.07                  1.21 %
                           * Delinquent Bankruptcies are included in the table above.

                           Bankruptcies
                                                  Group 1
                                                                       Principal
                                                  Number               Balance                Percentage
                                                            1              191,903.37                  0.09 %
                                                 * Only Current Bankruptcies are reflected in the table above.

                           Foreclosures
                                                  Group 1
                                                                       Principal
                                                  Number               Balance                Percentage
                                                            0                    0.00                  0.00 %

                           REO Properties
                                                  Group 1
                                                                       Principal
                                                  Number               Balance                Percentage
                                                            0                    0.00                  0.00 %

                           Current Realized Losses                                                                  0.00

                           Cumulative Realized Losses - Reduced by Recoveries                                       0.00

                           Does a Trigger Event Exist?                                                                NO

O/C Reporting    Targeted Overcollateralization Amount                                                             1,200,000.00
                 Ending Overcollateralization Amount                                                               1,200,000.00
                 Overcollateralization Release Amount                                                                      0.00
                 Payment to Class C                                                                                  489,321.14

                 Interest Carryforward Amount with respect to such Distribution Date
                                       Class A-1                                                                             0.00
                                       Class A-2                                                                             0.00
                                       Class A-3                                                                             0.00
                                       Class A-4A                                                                            0.00
                                       Class A-4B                                                                            0.00
                                       Class A-5                                                                             0.00
                                       Class A-6                                                                             0.00
                                       Class M-1                                                                             0.00
                                       Class M-2                                                                             0.00
                                       Class M-3                                                                             0.00

                 Interest Carryforward Amount Paid This Period                                                               0.00
                                       Class A-1                                                                             0.00
                                       Class A-IO                                                                            0.00
                                       Class A-2                                                                             0.00
                                       Class A-3                                                                             0.00
                                       Class A-4A                                                                            0.00
                                       Class A-4B                                                                            0.00
                                       Class A-5                                                                             0.00
                                       Class A-6                                                                             0.00
                                       Class M-1                                                                             0.00
                                       Class M-2                                                                             0.00
                                       Class M-3                                                                             0.00

                 Interest Carryforward Amount Occured This Period                                                            0.00
                                       Class A-1                                                                             0.00
                                       Class A-IO                                                                            0.00
                                       Class A-2                                                                             0.00
                                       Class A-3                                                                             0.00
                                       Class A-4A                                                                            0.00
                                       Class A-4B                                                                            0.00
                                       Class A-5                                                                             0.00
                                       Class A-6                                                                             0.00
                                       Class M-1                                                                             0.00
                                       Class M-2                                                                             0.00
                                       Class M-3                                                                             0.00

                 Remaining Interest Carryforward Amount
                                       Class A-1                                                                             0.00
                                       Class A-IO                                                                            0.00
                                       Class A-2                                                                             0.00
                                       Class A-3                                                                             0.00
                                       Class A-4A                                                                            0.00
                                       Class A-4B                                                                            0.00
                                       Class A-5                                                                             0.00
                                       Class A-6                                                                             0.00
                                       Class M-1                                                                             0.00
                                       Class M-2                                                                             0.00
                                       Class M-3                                                                             0.00

                 Interest Carryover Amount with respect to such Distribution Date
                                       Class A-1                                                                             0.00
                                       Class A-2                                                                             0.00
                                       Class A-3                                                                             0.00
                                       Class A-4A                                                                            0.00
                                       Class A-4B                                                                            0.00
                                       Class A-5                                                                             0.00
                                       Class A-6                                                                             0.00
                                       Class M-1                                                                             0.00
                                       Class M-2                                                                             0.00
                                       Class M-3                                                                             0.00

                 Interest Carryover Amount Occured This Period
                                       Class A-1                                                                             0.00
                                       Class A-2                                                                             0.00
                                       Class A-3                                                                             0.00
                                       Class A-4A                                                                            0.00
                                       Class A-4B                                                                            0.00
                                       Class A-5                                                                             0.00
                                       Class A-6                                                                             0.00
                                       Class M-1                                                                             0.00
                                       Class M-2                                                                             0.00
                                       Class M-3                                                                             0.00

                 Interest Carryover Amount Paid This Period
                                       Class A-1                                                                             0.00
                                       Class A-2                                                                             0.00
                                       Class A-3                                                                             0.00
                                       Class A-4A                                                                            0.00
                                       Class A-4B                                                                            0.00
                                       Class A-5                                                                             0.00
                                       Class A-6                                                                             0.00
                                       Class M-1                                                                             0.00
                                       Class M-2                                                                             0.00
                                       Class M-3                                                                             0.00

                 Remaining Interest Carryover Amount
                                       Class A-1                                                                             0.00
                                       Class A-2                                                                             0.00
                                       Class A-3                                                                             0.00
                                       Class A-4A                                                                            0.00
                                       Class A-4B                                                                            0.00
                                       Class A-5                                                                             0.00
                                       Class A-6                                                                             0.00
                                       Class M-1                                                                             0.00
                                       Class M-2                                                                             0.00
                                       Class M-3                                                                             0.00
                Total Non-Supported Interest Shortfall                                                                       0.00
                                        Non-Supported Interest Shortfall Allocated to Class AIO                              0.00
                                        Non-Supported Interest Shortfall Allocated to Class A-1                              0.00
                                        Non-Supported Interest Shortfall Allocated to Class A-2                              0.00
                                        Non-Supported Interest Shortfall Allocated to Class A-3                              0.00
                                        Non-Supported Interest Shortfall Allocated to Class A-4A                             0.00
                                        Non-Supported Interest Shortfall Allocated to Class A-4B                             0.00
                                        Non-Supported Interest Shortfall Allocated to Class A-5                              0.00
                                        Non-Supported Interest Shortfall Allocated to Class A-6                              0.00
                                        Non-Supported Interest Shortfall Allocated to Class M-1                              0.00
                                        Non-Supported Interest Shortfall Allocated to Class M-2                              0.00
                                        Non-Supported Interest Shortfall Allocated to Class M-3                              0.00
